Exhibit 99

ZBB Energy Corporation December 9, 2011 optimizing energy availability

Forward Looking Statements
This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.
While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion.
Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described.
The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission.

Agenda
Corporate Overview
Product Offering
Markets
Value Proposition
Customer Installations
Financials

Company Overview
Integrated Power Electronics Platform
Plug and play with any power source, storage type and/or grid condition
Forms intelligent virtual power plant on smart grid
Leader in Large Format Zinc-Bromide Flow Batteries
Provides power for up to 8 hours with deep discharges
Lowest lifetime cost grid-scale storage solution

ZBB EnerSystem Integrated Energy Management Platform
ZBB EnerSection power and energy control center with ZBB EnerStore advanced energy storage
A Smart Grid Minus Smart Distributed Storage = Dumb Grid

A Smart Grid Minus Smart Distributed Storage = Dumb Grid
Avoid Demand Charges
Multiple Value Streams
Avoid Demand Response
Enable more renewables
Manage DC Circuits
or Storage  plus Smart Power Routing

Company Overview
NYSE AMEX: ZBB
Headquartered in Milwaukee, WI
Offices in Perth, Australia
Acquired Tier Electronics in February, 2011
85,000+ of Manufacturing Space
73 Employees

Management

Board of Directors

Agenda
Corporate Overview
Product Offering
Markets
Value Proposition
Customer Installations
Financials

ZBB Product Position

Advanced Energy Storage
Innovative ZBB Zinc-Bromide Flow Batteries
Reliable, sustainable supply of stored energy from renewable and conventional energy sources
Hybrid of Various Energy Storage Platforms
Engineered for optimal performance given the application and operating environment

ZBB EnerStore Flow Battery
Single point of connection eliminates integration of multiple power conversion devices
Modular and scalable in size from 50 kWh to 1000 kWh
Front accessible for all service activities
Full discharge capability
Extended operating temp (-30 to +50C)
3x expected service vs. life of lead acid
Cheaper than Li-ion
5x energy density of vanadium flow batteries
Easily transportable
Environmentally friendly

ZBB EnerStore Flow Battery Product Position
Provides Lowest Total Cost of Stored Energy for a Given Size and Weight Range over Life of Product
Can Operate in Full Discharge Mode in a Broad Temp Range without Degradation of Lifespan
Scalable to Sizes > 2 MWh

Power Electronic Systems
Intelligent Energy Management System
Creates a Hybrid Power Conversion System
Configurable, Modular, Flexible and Scalable for On-grid, Off-grid and as Grid-backup
Combined with Energy Storage Supports Renewable Energy Sources and other Power Inputs
Factory Built and Tested and Uniquely Configured to each Customers Application

ZBB EnerSystem
Integrated Energy Management Platform
ZBB EnerSection power and energy control center with ZBB EnerStore advanced energy storage

ZBB EnerSection™

Power & Energy Control Center

- Modular design that integrates any power input, any storage device
- Patented common DC bus design
- UL 1741 qualified grid-tie inverters
- DC bus can seamlessly hybridize multiple battery traits - fast response with long discharge
- 125kW AC to 1000kW (1 MW) AC power rating
- Operates in ambient temperature - 30° to +50°C for outdoor/industrial specs
- In operation without fail >18 months





optimizing energy availability

ZBB

ZBB EnerSection Product Position
The only Integrated Power Platform in the Market that is Plug and Play
Enables Creation of a Virtual Power Plant with Renewables
Captures Multiple Value Streams for Fast ROI
EnerSection is the Ultimate Way to Tie Renewables and Storage to EV Charging Stations
Enables Intelligent use of Storage Near the Loads to Avoid Feeder Congestion

Agenda
Corporate Overview
Product Offering
Markets
Value Proposition
Customer Installations
Financials

Target Markets
Micro-Grids
Ensure consistent and reliable power in environments that are often unstable and rely on generators for a significant portion of their power
Commercial Buildings
Eliminate or minimize the use of diesel generators and lead-acid batteries for back-up power, and ensure consistent and clean power quality
Remote Operations
Deliver power to locations such as military operating positions currently reliant on diesel generators and/or unreliable grid power
Communication Towers
Provide environmentally sound, easily maintained and lasting power to cellular and communication towers reliant on diesel generators or lead-acid batteries
Electric Vehicle Charging
Provide EV charging stations the ability to charge vehicles in a manner that is not disruptive to the grid

Military Market
Secured Fort Sill micro-grid 500 kWh project with Eaton as partner
Recently booked transportable    power system for military    applications
Booked 1 MWh system for NAVFAC
RE and Distributed Energy (security) are overlapping strategies with ZBB
Electrification of deployed forces is accelerating growth in this market

Telecomm Opportunity

$18 Billion Market to 2015

- Most cell towers have diesel gen sets or lead acid batteries as back-up
- Solar, wind and/or gen set input
- India, Mexico and China will grow at 17% AGR to 2015 - adding >600,000 cell towers
- The average tower in India/Africa uses 20 Liters of diesel/day (~$90/day landed)
- ZBB design can deliver 5kW for 8 hours integrated with a small EnerSection
- Grid-tied or Grid Independent
- Prototype available in Q2-2012
- Lead customer is Likusasa in South Africa



optimizing energy availability

ZBB

Agenda
Corporate Overview
Product Offering
Markets
Value Proposition
Customer Installations
Financials

A Smart Grid Minus Smart Distributed Storage = Dumb Grid
Smart Meters, HAN & Thermostats
Real-time Pricing
Focus on Demand Response
More Transmission Lines
Intelligent Consumer Electronics
or Storage  plus Smart Power Routing

EnerSystem Platforms
Grid Interactive (Grid-Tied)
Provides steady state output, emergency/back-up power and/or arbitrage pricing schemes to and from the utility supply
Grid Independent (Off-Grid)
Always on micro grid allows for electrical cost savings and reduction in diesel fuel power generation
Grid Conversion (Grid as Input)
One way input provides continuous power flows and isolation from grid disturbances and renewable variability

Conventional Architecture
75kW / 200kWH Grid Independent Installation
Not a factory integrated and tested energy storage and Power Conversion System (PCS)
Customer is required to set up control dispatch or for load following
Energy storage suffers an extra round-trip across inverters (6 to 10% efficiency lost)
Multiple inverters from various manufacturers
Challenging to expand or change given typical microprocessor controls

ZBB System Architecture
75kW / 200kWH Grid Independent Installation
Factory integrated and tested Energy Storage and Power Conversion System (PCS) with connections for multiple power inputs
Fully managed energy and power between the generation and the load demand
Energy Storage provides after hours power plant  operation
Complete Reactive and Active Power supply for the load  and / or grid demand

Cost Comparison Conventional vs. ZBB System Architecture
Cost Saving of Flow Batteries Compared to Lead Acid (VRLA)
Flow batteries are less than two times (2X) the CAPEX of a comparable lead acid system
Lead acid batteries are about five times (5X) the lifetime OPEX replacement parts vs. flow batteries
Lead acid batteries typically have more than two times (2X) the service costs over its lifetime
Flow batteries can save $600,000 over a 20 year project

Cost Comparison Gen Set vs. ZBB System

Honam Petrochemical, Corp. Joint Development Collaboration
Honam is a $12 Billion division of the Lotte Group
Honam has identified flow batteries as a megatrend business that has strong synergy to their core
ZBB and Honam will collaborate on the cost reduction and ramp of the V3 battery
Honam pays $3 million for exclusive rights in Korea and non-exclusive in South East Asia (Japan, Taiwan, Malaysia, Singapore, Vietnam)

China Joint Venture Company
Partners include:
ZBB Energy
PowerSav Holdings Limited
AnHui Xinlong Electrical Company(Xinlong Electrical)
WuHu Huarui Power Transmission & Transformation Engineering Company
Initially assemble and ultimately manufacture ZBB products for sale in  mainland China, Hong Kong and Taiwan

China Joint Venture Company
Cash and Technology (Approximate Registered Capital of ~$13.4M) *
ZBB:  Invested Technology + Cash
PowerSav:  Cash
AnHui XinLong Electrical Co.:  Cash
WuHu Huarui:  Cash
WuHu City:  3-year 0% interest loan
* Above values will adjust with exchange rate of USD:RMB

Agenda
Corporate Overview
Product Offering
Markets
Value Proposition
Customer Installations
Financials

Customer Success Story
Challenge:
Expensive ($0.20-0.25/kWh) and unreliable electricity
Grid instability due to renewable saturation is happening now
Emissions compliance and fuel costs make diesel back-up cost prohibitive
Solution:
Small wind (<100kW) and solar used to preserve aesthetics
6000 elevator system replacements will drive multiple orders
Results:
Multiple tax credits shorten ROI
40% Electrical Cost Saving

Agenda
Corporate Overview
Product Offering
Markets
Value Proposition
Customer Installations
Financials

Record Backlog-$ 6 million

Recent Announcements…………

- Eaton Corporation to provide a 500kWh energy storage system for use in a micro-grid application at a U.S. Army facility in Ft. Sill, OK.
- Synchrotek, Inc. to provide 100KW inverters for use with wind generators to optimize the electrical output of wind turbine technology.
- City Cottage Group to provide a 500kWh Enerstore System for use in a micro-grid application at the Illinois Institute of Technology.
- US Navy to provide a One-MegaWatt Enerstore system for use in a micro-grid application at the San Nicolas Island Naval Facility.
- United Energy Data Center System to work seamlessly with existing DC based systems to integrate renewables In a large datacenter.

Over 57 ZESS 50's in Backlog

optimizing energy availability

ZBB

Investment Thesis
ZBB has a differentiated position with turnkey intelligent storage
ZBB has strong management, board, products, IP and partners
ZBB is seeing strong interest in its products - our backlog is growing with repeat, strategic orders
With a $22 million market cap, ZBB represents a solid value in a high growth market

Thank You!
Eric Apfelbach
President & CEO
eapfelbach@zbbenergy.com
Mobile (608) 576-7549
Office (262) 253-9800 x 123